INTANGIBLE ASSETS - Expected Future Amortization Expense (Details) $ in Thousands	Dec. 31, 2024 USD ($)
Future Amortization Expense
2025	$ 723
2026	603
2027	470
2028	123
2029	123
Thereafter	288
Definite Lived Intangible Assets, Net	$ 2,330